                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  November 25, 2003

                   SALOMON BROTHERS MORTGAGE SECURITIES VII, INC
                (as depositor, Litton Loan Servicing, Servicer ,
             and Deutsche Bank National Trust Company, as Trustee).

          SALOMON BROTH MORT SEC VII INC CITI HM EQ LN TR SE 2003-HE1
            (Exact name of Registrant as specified in its Charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-83816-10                          13-3439681
          (Commission File Number)        (I.R.S. Employer Identification No.)

          390 Greenwich Street
          New York, New York                              10013
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 816-6000

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     November 25, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of April 1,2003.

          Date:  Dec 04, 2003               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of November 25, 2003.

	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	November 25, 2003 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Foreclosure Report				13
			9.	Prepayment Report				14
			10.	Prepayment Detail Report				17
			11.	Realized Loss Report				18
			12.	Realized Loss Detail Report				21
			13.	Triggers, Adj. Rate Cert. and Miscellaneous Report				22

				Total Number of Pages				22

			CONTACTS

				Administrator: Alan Sueda
				Direct Phone Number: (714)247-6315
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		Citicorp N.A.					Cut-Off Date: April 1, 2003
	Certificate Insurer(s):							Closing Date: April 25, 2003
								First Payment Date: May 27, 2003
	Servicer(s):		Litton Loan Servicing Master Servicer

								Distribution Date: November 25, 2003
	Underwriter(s):		CITIBANK N.A.					Record Date: November 24, 2003
								October 31, 2003

						Page 1 of 22					© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates
	REMIC II
	Certificate Payment Report for November 25, 2003 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	FLT	188,622,000.00			174,045,627.03	213,109.20	6,991,724.30	7,204,833.50	-	-	167,053,902.73
M-1	MEZ, FLT	15,043,000.00			15,043,000.00	23,872.41	-	23,872.41	-	-	15,043,000.00
M-2	MEZ, FLT	11,572,000.00			11,572,000.00	27,686.01	-	27,686.01	-	-	11,572,000.00
M-3	MEZ, FLT	6,365,000.00			6,365,000.00	21,124.73	-	21,124.73	-	-	6,365,000.00
M-4	MEZ, FLT	2,893,000.00			2,893,000.00	9,601.55	-	9,601.55	-	-	2,893,000.00
M-5	MEZ, FLT	2,893,000.00			2,893,000.00	8,436.31	-	8,436.31	-	-	2,893,000.00
CE	EXE	4,050,502.64			4,050,502.64	972,501.92	-	972,501.92	-	-	4,050,502.64
R	R	-			-	-	-	-	-	-	-
P	SUB	100.00			100.00	209,604.65	-	209,604.65	-	-	100.00

Total		231,438,602.64			216,862,229.67	1,485,936.78	6,991,724.30	8,477,661.08	-	-	209,870,505.37

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A	10/27/03	11/24/03		A-Act/360	79549AXH7	188,622,000.00	922.721777	1.129822	37.067385	38.197207	885.654392
M-1	10/27/03	11/24/03		A-Act/360	79549AXJ3	15,043,000.00	1,000.000000	1.586945	-	1.586945	1,000.000000
M-2	10/27/03	11/24/03		A-Act/360	79549AXK0	11,572,000.00	1,000.000000	2.392500	-	2.392500	1,000.000000
M-3	10/27/03	11/24/03		A-Act/360	79549AXL8	6,365,000.00	1,000.000000	3.318889	-	3.318889	1,000.000000
M-4	10/27/03	11/24/03		A-Act/360	79549AXM6	2,893,000.00	1,000.000000	3.318890	-	3.318890	1,000.000000
M-5	10/27/03	11/24/03		A-Act/360	79549AXN4	2,893,000.00	1,000.000000	2.916111	-	2.916111	1,000.000000
CE				-	7956449X3	4,050,502.64	1,000.000000	240.094133	-	240.094133	1,000.000000
R				-		-	-	-	-	-	-
P				-	7956449Y1	100.00	1,000.000000	2,096,046.500000	-	2,096,046.500000	1,000.000000

							Page 2 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates
	REMIC II
	Certificate Payment Report for November 25, 2003 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A	188,622,000.00		1,702,041.66		20,275,684.11	1,292,413.16	21,568,097.27	23,270,138.93	-	-	167,053,902.73
M-1	15,043,000.00		179,805.64		-	-	-	179,805.64	-	-	15,043,000.00
M-2	11,572,000.00		207,106.65		-	-	-	207,106.65	-	-	11,572,000.00
M-3	6,365,000.00		157,427.67		-	-	-	157,427.67	-	-	6,365,000.00
M-4	2,893,000.00		71,553.54		-	-	-	71,553.54	-	-	2,893,000.00
M-5	2,893,000.00		62,954.89		-	-	-	62,954.89	-	-	2,893,000.00
CE	4,050,502.64		6,944,596.64		-	-	-	6,944,596.64	-	-	4,050,502.64
R	-		-		-	-	-	-	-	-	-
P	100.00		605,780.76		-	-	-	605,780.76	-	-	100.00

Total	231,438,602.64		9,931,267.45		20,275,684.11	1,292,413.16	21,568,097.27	31,499,364.72	-	-	209,870,505.37

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A	1.52000%	174,045,627.03			213,109.20	-	-	-	213,109.20	213,109.20	-
M-1	1.97000%	15,043,000.00			23,872.41	-	-	-	23,872.41	23,872.41	-
M-2	2.97000%	11,572,000.00			27,686.01	-	-	-	27,686.01	27,686.01	-
M-3	4.12000%	6,365,000.00			21,124.73	-	-	-	21,124.73	21,124.73	-
M-4	4.12000%	2,893,000.00			9,601.55	-	-	-	9,601.55	9,601.55	-
M-5	3.62000%	2,893,000.00			8,436.31	-	-	-	8,436.31	8,436.31	-
CE	5.38131%	4,050,502.64			972,501.92	-	-	-	972,501.92	972,501.92	-
R		-			-	-	-	-	-	-	-
P		100.00			209,604.65	-	-	-	209,604.65	209,604.65	-

Total		216,862,229.67			1,485,936.78	-	-	-	1,485,936.78	1,485,936.78	-

							Page 3 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Collection Account Report for November 25, 2003 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							6,991,724.30
	Principal Other Accounts							0.00
	TOTAL NET PRINCIPAL							6,991,724.30

	Interest Collections							1,338,514.61
	Interest Withdrawals							0.00
	Interest Other Accounts							0.00
	Interest Fees							(62,182.48)
	TOTAL NET INTEREST							1,276,332.13

	TOTAL PRINCIPAL & INTEREST DISTRIBUTABLE							8,268,056.43

	Prepayment Penalties Collected							209,604.65

	TOTAL AVAILABLE FUNDS FOR DISTRIBUTION							8,477,661.08

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal Received							178,864.07
	Prepayments In Full							6,807,246.43
	Curtailments							5,613.80
	Liquidations							0.00
	Insurance Principal							0.00
	Repurchased Principal Amounts							0.00
	Other Principal							0.00
	Total Realized Loss Of Principal							0.00
	Delinquent Principal							(55,915.79)
	Advanced Principal							55,915.79

	TOTAL PRINCIPAL COLLECTED							6,991,724.30

				Page 4 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Collection Account Report for November 25, 2003 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							1,368,950.38
	Liquidation Interest							0.00
	Repurchased Interest							0.00
	Insurance Interest							0.00
	Other Interest							0.00
	Relief Act Interest Shortfalls							0.00
	Net Prepayment Interest Shortfalls							0.00
	Delinquent Interest							(478,959.46)
	Interest Advanced							448,523.69

	TOTAL INTEREST COLLECTED							1,338,514.61

				Page 5 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Collection Account Report for November 25, 2003 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL

	Trust Fund Expenses							0.00
	Nonrecoverable Advances							0.00
	Reimbursements to Master Servicer							0.00

	TOTAL INTEREST WITHDRAWALS							0.00

INTEREST - OTHER ACCOUNTS								TOTAL

	TOTAL INTEREST OTHER ACCOUNTS							0.00

INTEREST - FEES								TOTAL

	Current Servicing Fees							59,923.50
	Trustee Fees							2,258.98

	TOTAL INTEREST OTHER FEES							62,182.48

				Page 6 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Credit Enhancement Report for November 25, 2003 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL

	Net WAC Rate Carryover Reserve Balance (Ending)							1,000.00

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL

	Beginning Overcollateralized Amount							4,050,502.64
	Ending Overcollateralized Amount							4,050,502.64
	Overcollateralization Target Amount							4,050,502.64
	Overcollateralization Increase Amount							0.00
	Overcollateralization Reduction Amount							0.00

	Credit Enhancement Percentage							20.40%

				Page 7 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Collateral Report for November 25, 2003 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							1383
	Prior							1,310
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(37)
	Repurchases							-
	Liquidations							-
	Current							1,273

	Principal Balance:
	Original							231,438,602.64
	Prior							216,862,229.67
	Prefunding							-
	Scheduled Principal							(178,864.07)
	Partial and Full Voluntary Prepayments							(6,812,860.23)
	Repurchases							-
	Liquidations							-
	Current							209,870,505.37

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Collateral Report for November 25, 2003 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							7.585727%
	Weighted Average Coupon Prior							7.581592%
	Weighted Average Coupon Current							7.575042%
	Weighted Average Months to Maturity Original							347
	Weighted Average Months to Maturity Prior							341
	Weighted Average Months to Maturity Current							341
	Weighted Avg Remaining Amortization Term Original							346
	Weighted Avg Remaining Amortization Term Prior							341
	Weighted Avg Remaining Amortization Term Current							340
	Weighted Average Seasoning Original							2.73
	Weighted Average Seasoning Prior							7.74
	Weighted Average Seasoning Current							8.74

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Collateral Report for November 25, 2003 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							4.204%
	Weighted Average Margin Prior							4.212%
	Weighted Average Margin Current							4.208%
	Weighted Average Max Rate Original							9.855%
	Weighted Average Max Rate Prior							9.870%
	Weighted Average Max Rate Current							9.859%
	Weighted Average Min Rate Original							5.161%
	Weighted Average Min Rate Prior							5.167%
	Weighted Average Min Rate Current							5.160%
	Weighted Average Cap Up Original							1.006%
	Weighted Average Cap Up Prior							1.008%
	Weighted Average Cap Up Current							1.007%
	Weighted Average Cap Down Original							1.006%
	Weighted Average Cap Down Prior							1.008%
	Weighted Average Cap Down Current							1.007%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							59,923.50
	Delinquent Servicing Fees							30,435.77
	TOTAL SERVICING FEES							90,359.27

	Prepayment Interest Shortfall							25,910.35
	Compensating Interest							(25,910.35)
	Delinquent Servicing Fees							(30,435.77)

	COLLECTED SERVICING FEES							59,923.50

	Aggregate Advances with respect to this Distribution							504,439.48
	Current Nonrecoverable Advances							0.00
	Cumulative Nonrecoverable Advances							0.00

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Net Prepayment Interest Shortfall							0.00

	Net Monthly Excess Cashflow							972,501.92

				Page 10 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Delinquency Report for November 25, 2003 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance			4,393,578.68	725,465.86	1,096,872.96	6,215,917.50
		% Balance			2.09%	0.35%	0.52%	2.96%
		# Loans			27	5	6	38
		% # Loans			2.12%	0.39%	0.47%	2.99%
FORECLOSURE		Balance		-	-	170,186.50	1,357,826.74	1,528,013.24
		% Balance		0.00%	0.00%	0.08%	0.65%	0.73%
		# Loans		-	-	1	9	10
		% # Loans		0.00%	0.00%	0.08%	0.71%	0.79%
BANKRUPTCY		Balance		-	158,902.03	-	-	158,902.03
		% Balance		0.00%	0.08%	0.00%	0.00%	0.08%
		# Loans		-	1	-	-	1
		% # Loans		0.00%	0.08%	0.00%	0.00%	0.08%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	4,552,480.71	895,652.36	2,454,699.70	7,902,832.77
		% Balance		0.00%	2.17%	0.43%	1.17%	3.77%
		# Loans		-	28	6	15	49
		% # Loans		0.00%	2.20%	0.47%	1.18%	3.85%
Note: <1 Payment = 0-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	REO Report for November 25, 2003 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Group 1 Group; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Foreclosure Report for November 25, 2003 Distribution

	Foreclosure Report - Mortgage Loans that Become Foreclosure During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 1				Loan Group 1 = Group 1 Group
Total Original Principal Balance = 170,955.00
Total Current Balance = 170,186.50

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

21844 1		170,955.00	170,186.50	Jul-01-03	8.990%	CA - 90.00%	360	Mar-01-03

				Page 13 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Prepayment Report for November 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							37
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							37

	Paid in Full Balance							6,807,246.43
	Repurchased Loans Balance							-
	Curtailments Amount							5,613.80
	Total Prepayment Amount							6,812,860.23

	Cumulative
	Number of Paid in Full Loans							109
	Number of Repurchased Loans							1
	Total Number of Loans Prepaid in Full							110

	Paid in Full Balance							20,113,483.26
	Repurchased Loans Balance							93,235.65
	Curtailments Amount							68,965.20
	Total Prepayment Amount							20,275,684.11

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 14 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Prepayment Report for November 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							3.14%
	3 Months Avg SMM							2.27%
	12 Months Avg SMM
	Avg SMM Since Cut-off							1.31%

	CPR							31.84%
	3 Months Avg CPR							24.12%
	12 Months Avg CPR
	Avg CPR Since Cut-off							14.61%

	PSA							1821.24%
	3 Months Avg PSA Approximation							1558.21%
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							1272.74%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 15 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Prepayment Report for November 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 16 of 22				© COPYRIGHT 2003 Deutsche Bank

	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Prepayment Detail Report for November 25, 2003 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 37						Loan Group 1 = Group 1 Group
Total Original Principal Balance = 6,846,219.00
Total Prepayment Amount = 6,807,246.43

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

19215 1			115,500.00	114,725.45	Oct-02-03	6.990%	MN - 75.00%	Paid Off - 360	Feb-01-03
20249 1			99,000.00	98,619.77	Oct-06-03	9.750%	IL - 75.00%	Paid Off - 360	Feb-01-03
20441 1			191,700.00	190,852.51	Oct-14-03	8.400%	CA - 90.00%	Paid Off - 360	Mar-01-03
20551 1			110,400.00	109,879.36	Oct-01-03	8.080%	MO - 78.86%	Paid Off - 360	Mar-01-03
20921 1			312,297.00	310,643.85	Oct-03-03	7.500%	CA - 75.80%	Paid Off - 360	Mar-01-03
21186 1			340,000.00	338,010.76	Oct-01-03	6.990%	CA - 85.00%	Paid Off - 360	Mar-01-03
21597 1			330,000.00	328,253.15	Oct-01-03	7.500%	CA - 66.00%	Paid Off - 360	Mar-01-03
21713 1			202,300.00	201,116.42	Oct-09-03	6.990%	CA - 85.00%	Paid Off - 360	Mar-01-03
22156 1			234,000.00	232,933.63	Oct-16-03	8.250%	CA - 65.00%	Paid Off - 360	Mar-01-03
22170 1			165,900.00	164,929.34	Oct-01-03	6.990%	CA - 68.84%	Paid Off - 360	Mar-01-03
22183 1			250,750.00	248,498.53	Oct-17-03	6.750%	CA - 85.00%	Paid Off - 360	Mar-01-03
22619 1			245,250.00	244,187.57	Oct-08-03	8.500%	CA - 75.00%	Paid Off - 360	Mar-01-03
211014836 1			120,000.00	119,065.78	Oct-22-03	7.400%	MD - 71.43%	Paid Off - 180	Dec-01-02
211088518 1			140,000.00	139,321.86	Oct-21-03	8.625%	CA - 77.78%	Paid Off - 360	Feb-01-03
211256058 1			193,500.00	192,124.84	Oct-15-03	7.000%	CA - 90.00%	Paid Off - 360	Feb-01-03
212028329 1			204,000.00	203,242.93	Oct-27-03	9.990%	CA - 86.81%	Paid Off - 360	Feb-01-03
212038697 1			224,000.00	222,345.80	Oct-22-03	6.490%	CA - 80.00%	Paid Off - 360	Feb-01-03
212049325 1			115,600.00	114,939.87	Oct-29-03	7.999%	FL - 85.00%	Paid Off - 180	Feb-01-03
212196836 1			75,000.00	74,558.30	Oct-27-03	8.259%	OH - 78.95%	Paid Off - 180	Jan-01-03
212238075 1			236,000.00	234,636.91	Oct-29-03	7.750%	CA - 80.00%	Paid Off - 360	Feb-01-03
212310255 1			123,200.00	122,556.11	Oct-02-03	8.250%	CA - 80.00%	Paid Off - 360	Feb-01-03
212310388 1			275,400.00	274,028.92	Oct-29-03	8.490%	CA - 90.00%	Paid Off - 360	Feb-01-03
212310406 1			200,000.00	198,815.87	Oct-02-03	7.625%	CA - 80.00%	Paid Off - 360	Feb-01-03
301020517 1			179,000.00	177,648.74	Oct-31-03	6.375%	MA - 68.85%	Paid Off - 360	Feb-01-03
301031187 1			92,800.00	92,319.38	Oct-10-03	8.295%	FL - 80.00%	Paid Off - 360	Feb-01-03
301062015 1			179,550.00	178,561.38	Oct-14-03	7.990%	MD - 95.00%	Paid Off - 180	Feb-01-03
301072359 1			320,000.00	318,564.04	Oct-28-03	8.999%	MN - 80.00%	Paid Off - 360	Feb-01-03
301083078 1			120,000.00	119,235.02	Oct-02-03	7.250%	CA - 43.96%	Paid Off - 360	Feb-01-03
301094177 1			105,000.00	104,478.34	Oct-31-03	8.500%	OH - 31.82%	Paid Off - 360	Feb-01-03
301104695 1			321,772.00	320,000.17	Oct-07-03	7.990%	MD - 90.00%	Paid Off - 360	Feb-01-03
301104931 1			331,750.00	329,285.50	Oct-09-03	6.459%	CA - 87.30%	Paid Off - 360	Feb-01-03
301146058 1			76,100.00	75,589.62	Oct-23-03	6.990%	CA - 69.18%	Paid Off - 360	Feb-01-03
301178447 1			161,250.00	160,341.45	Oct-15-03	7.875%	CA - 75.70%	Paid Off - 360	Feb-01-03
301208797 1			115,000.00	114,483.02	Oct-01-03	8.990%	NH - 66.09%	Paid Off - 360	Feb-01-03
301219696 1			53,000.00	52,741.92	Oct-01-03	8.599%	MO - 88.33%	Paid Off - 360	Feb-01-03
301231249 1			112,000.00	111,547.65	Oct-09-03	9.509%	KS - 74.67%	Paid Off - 180	Feb-01-03
301282848 1			175,200.00	174,162.67	Oct-06-03	7.625%	CT - 80.00%	Paid Off - 360	Feb-01-03

					Page 17 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Realized Loss Report for November 25, 2003 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

	Cumulative Loss Percentage							0.00%

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 18 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Realized Loss Report for November 25, 2003 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR							0.00%
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR							0.00%
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation							0.00%
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 19 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Realized Loss Report for November 25, 2003 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 20 of 22				© COPYRIGHT 2003 Deutsche Bank

	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Realized Loss Detail Report for November 25, 2003 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 0						Loan Group 1 = Group 1 Group
Total Original Principal Balance = 0.00
Total Prior Principal Balance = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Original	Prior		Current	State &
&		Loan	Principal	Principal	Realized	Note	LTV at	Original	Origination
Loan Group		Status	Balance	Balance	Loss/(Gain)	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

					Page 21 of 22				© COPYRIGHT 2003 Deutsche Bank
	Citicorp Home Equity Loan Trust 2003-HE1
	Mortgage Pass-Through Certificates

	Triggers, Adj. Rate Cert. and Miscellaneous Report for November 25, 2003 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has a Stepdown Date occurred?							No

	Does Trigger Event exist?							No

	1. Does (A) exceed (B)?							No
	(A) Delinquency Percentage (quotient of (x) over (y))							1.67%
	(x) 60+ Day Delinq. Loans (incl. FCLs, REOs & BKs)							3,509,254.09
	(y) Stated Principal Balance of the Mortgage Loans							209,870,505.37
	(B) 40% of Credit Enhancement Percentage							8.16%

	2. Does (A) exceed (B)?							No
	(A) Realized Loss % (quotient of (x) over (y))							0.00%
	(x) Aggregate Realized Losses to date							0.00
	(y) Cut-off Date Principal Bal. of the Mortgage Loans							231,438,602.64
	(B) Applicable Percentage							100.00%

	Credit Enhancement Percentage (Prior)							19.74%

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL

	Net WAC Rate Carryover Amount							0.00

				Page 22 of 22				© COPYRIGHT 2003 Deutsche Bank